UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Checkpoint Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Sawyer Road, Suite 110,

Waltham, MA 02453

(Address of principal executive offices and Zip Code)

(781) 652-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CKPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Checkpoint Therapeutics, Inc., a Delaware corporation (“Checkpoint” or the “Company”) held a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote on certain proposals related to the Agreement and Plan of Merger, dated as of March 9, 2025 (as subsequently amended on April 14, 2025, the “Merger Agreement”) with Sun Pharmaceutical Industries, Inc., a Delaware corporation (“Sun Pharma” or “Parent”), and Snoopy Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Parent, Merger Sub and the Company will effect a merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent.

As of the close of business on April 9, 2025, the record date for the Special Meeting (the “Record Date”), there were 87,020,002 shares of common stock, par value $0.0001 per share (the “Shares”) outstanding and entitled to vote at the Special Meeting, comprised of 700,000 shares of Class A common stock and 86,320,002 shares of common stock.

At the Special Meeting, the holders of a total of 700,000 shares of Class A common stock and 55,846,316 shares of common stock, were present virtually or represented by proxy, representing approximately 83.2% of the votes that could be cast by the holders of all outstanding Shares entitled to vote at the Special Meeting and, therefore, a quorum was present for the Special Meeting.

A summary of the voting results for the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 23, 2025, is set forth below.

Merger Proposal

Pursuant to the Merger Agreement, approval of the proposal to adopt the Merger Agreement (the “Merger Proposal”) requires (a) the affirmative vote of a majority of the votes cast at the Special Meeting by the Unaffiliated Company Stockholders (as defined below) (the “Unaffiliated Stockholder Approval”) and (b) the affirmative vote of the holders of a majority in voting power of the outstanding Shares (the “Statutory Merger Approval”), in each case as of the Record Date.

The Unaffiliated Company Stockholders refer to the Company’s stockholders, excluding (a) Fortress Biotech, Inc. and its controlled affiliates (other than the Company), (b) the members of the Company’s board of directors (and their controlled affiliates, if any), and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934.

At the Special Meeting, the Company’s stockholders voted upon and approved the Merger Proposal. The final voting results on the Merger Proposal as follows:

	For	Against	Abstain
Unaffiliated Stockholder Approval	42,951,131	823,995	154,463
Statutory Merger Approval	149,819,859	823,995	154,463

Compensation Proposal

At the Special Meeting, the Company’s shareholders voted upon and approved the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger (the “Compensation Proposal”). Approval of the Compensation Proposal required the affirmative vote of the majority of the voting power of the Shares at the Special Meeting and entitled to vote on the subject matter. The final voting results on the Compensation Proposal as follows:

Votes For	Votes Against	Votes Abstained
139,436,184	7,692,651	3,669,482

Adjournment Proposal

As the Merger Proposal was approved, the proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting was rendered moot and was not called for a vote at the Special Meeting.

Subject to satisfaction or waiver of the other closing conditions specified in the Merger Agreement, the Company and Parent expect the closing of the Merger to occur on or about May 30, 2025.

Forward Looking Statements

This report contains express or implied forward-looking statements related to Checkpoint and the proposed acquisition.

All statements other than statements of historical fact are statements that could be deemed “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words.

Examples of such forward-looking statements include, but are not limited to, statements regarding the expected timing for the consummation of the Merger.

These statements are based on current plans, estimates and projections and are not predictions of actual performance. By their very nature, forward-looking statements involve inherent risks and uncertainties. Checkpoint cautions that a number of important factors, including those described in this document, could cause actual results to differ materially from those contemplated in any forward-looking statements.

Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, but are not limited to: uncertainties as to the timing of completion of the Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived; the possibility that the proposed transaction may not be completed; failure to realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the transaction on relationships with employees, other business partners or governmental entities; potential adverse reactions or changes to business relationships resulting from the completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; negative effects of this announcement or the consummation of the proposed acquisition on Checkpoint’s operating results; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks related to non-achievement of the CVR milestone and that holders of the CVRs will not receive payments in respect of the CVRs; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; risk of litigation and/or regulatory actions related to the proposed acquisition; adverse impacts on business, operating results or financial condition in the future due to pandemics, epidemics or outbreaks, and their impact on Checkpoint’s business, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestones; government-mandated or market-driven price decreases for Checkpoint’s products; the existence or introduction of competing products; reliance on information technology; Checkpoint’s ability to successfully market current and new products; Checkpoint’s and its collaborators’ ability to continue to conduct research and clinical programs; and exposure to product liability and legal proceedings and investigations. Further risks and uncertainties that could cause actual results to differ materially from the results anticipated by the forward-looking statements are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 and other Current Reports on Form 8-K. These filings are available on the investor relations section of Checkpoint’s website at https://ir.checkpointtx.com or on the SEC’s website at https://www.sec.gov.

Any forward-looking statements speak only as of the date of this report and are made based on the current beliefs and judgments of Checkpoint’s management, and the reader is cautioned not to rely on any forward-looking statements made by Checkpoint. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Unless required by law, Checkpoint is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this report, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Therapeutics, Inc.

Dated: May 29, 2025	By:	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer